UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445
                                   ----------------

                     The Herzfeld Caribbean Basin Fund, Inc.
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      P.O. BOX 161465, MIAMI, FLORIDA 33116
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                               THOMAS J. HERZFELD
                        P.O. BOX 161465, MIAMI, FL 33116
          ------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900
                                                    ------------------

Date of fiscal year end: 06/30/05
                         ----------------------

Date of reporting period: 07/01/04 - 12/31/04
                          ----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   SHAREHOLDER REPORT

                                   [GRAPHIC]

          THE HERZFELD
          CARIBBEAN BASIN
          FUND, INC.

                               SEMI-ANNUAL REPORT
                                December 31, 2004

================================================================================

The Herzfeld Caribbean Basin Fund, Inc.
The Herzfeld Building
PO Box 161465
Miami, FL 33116
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL 33116
(305) 271-1900

Transfer Agent & Registrar
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116
(617) 443-6870

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 5th Floor
Boston, MA 02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

Independent Auditors
Kaufman, Rossin & Co., P.A.
2699 South Bayshore Drive
Miami, FL 33133
www.kaufmanrossin.com

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which consist of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia and Venezuela. The fund invests at least 80% of its total assets in a broad range of securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

                         Listed NASDAQ SmallCap Market
                                  Symbol: CUBA

Letter to Stockholders
================================================================================
Febraury 7, 2005
                                                                  [PHOTO]
                                                            Thomas J. Herzfeld
                                                          Chairman and President

Dear Fellow Stockholders:

Our investment strategy continues to be to invest in companies in the Caribbean Basin which we believe will do well even if there is no change in U.S. relations with Cuba. At the same time, when we make those investments, we try to select companies which we believe will benefit from a resumption of trade with that country. When the embargo is lifted, we will seek to re-deploy a substantial part of our capital directly in Cuba.

We are pleased to report that our strategy has worked quite well. As of December 31, 2004, The Herzfeld Caribbean Basin Fund's net assets were a record $11,721,829 and its per share net asset value was $6.99, compared with $8,719,841 or $5.20 per share a year earlier, representing a gain in net asset value of +34.4% for the calendar year and +28.7% for the six month period ended December 31, 2004. These gains follow a 52.0% gain in net asset value for the previous calendar year. For the benefit of new shareholders, at inception our net assets were $8,388,000 and we have paid out $2,535,847 in distributions, resulting in a 70% gain in net asset value from inception.

Here are a few examples of some of the more interesting companies in which we are invested which meet our two-pronged investment criteria:

Seaboard Corporation (SEB), listed on the American Stock Exchange, made a new high last week at $1113 per share. We started accumulating our position in the $262 per share range and added to our holding at prices as low as $227 per share. The company is primarily a diversified international agribusiness and transportation company, including a large fleet of containerized cargo ships operating throughout the Caribbean. They also operate an electric utility in the Dominican Republic.

================================================================================

Two cruise line operators, Royal Caribbean Cruises Ltd. (RCL) and Carnival Corp.
(CCL), are also naturals for our portfolio. The companies rebounded strongly after the 9/11 setback and have been doing very well. Indeed, just today Carnival announced that it "expects to carry a record 3.3 million passengers and operate an unprecedented number of voyages in the coming year." Should the embargo be lifted, tourism will be in the forefront, and we believe that RCL and CCL are ideally positioned for this market. Incidentally, Cuba received two million tourists in 2004, an increase of 8% from 2003.

Perhaps the best example of our investment strategy is our largest position, Florida East Coast Industries (FLA), which made a new high last December. This investment has contributed significantly to the increase in the Fund's net asset value. FLA is in both the railroad and real estate business. The company owns the Florida East Coast Railway which is the main freight line running between Jacksonville and Miami. We believe that when the embargo is lifted, there will be a large increase in two-way freight traffic between Florida and Cuba.

A different focus of our portfolio is closed-end funds--a subject on which I have written five books. By regulation we are limited to 10% of our assets in this category; we currently hold three positions which represent 7.47% of the portfolio. Although Herzfeld Caribbean is a closed-end fund, many of our investors are not familiar with the fundamentals of closed-end funds. For the benefit of those stockholders, a closed-end fund is quite similar to a mutual fund; one difference, however, is that the share price of a closed-end fund is determined by supply and demand in the market place, just like any other publicly traded stock. Its share price, therefore, can be at a premium to net asset value when buyers dominate, or at a discount when there are more sellers. Mutual funds' shares, on the other hand, are priced based on their net asset value.

The three closed-end funds in our portfolio were acquired at substantial discounts to net asset value, at levels we consider to be attractive. One of these, Mexico Fund (MXF), which we bought at a 19% discount (before adjustment for dilution from a rights offering), recently made a tender offer at a 1.25% discount to net asset value. We tendered a part of our holding in exchange for shares of Mexican companies in their portfolio. This is the second time we have made this arbitrage in MXF. By the way, the shares of Herzfeld Caribbean are currently changing hands at a 12% discount to net asset value, which is about one

================================================================================

percentage point narrower than the average discount of the existing Latin American and Mexican closed-end funds, but still, in our view, attractive. In fact, I recently added to my personal position at discounts in the area of 16%. A graph of the Herzfeld Caribbean's premium/discount from inception appears below.

Premium/Discount

As the following graph depicts, the Fund has traded at both premiums and discounts every year except the year of inception in which it traded only at a premium. As I have stated before, we believe that closed-end funds trading at discounts to net asset value represent good value.

Premium/Discount of The Herzfeld Caribbean Basin Fund from Inception

                                [GRAPHIC OMITTED]

================================================================================

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2004.

----------------------------------------
Geographic               % of Net Assets
Allocation

USA                               55.24%
Mexico                            12.64%
Cayman Islands                     7.75%
Latin American Regional            6.18%
Netherlands Antilles               3.08%
Puerto Rico                        2.98%
Panama                             2.71%
Belize                             2.43%
Virgin Islands                     1.14%
Colombia                           0.84%
Costa Rica                         0.27%
Venezuela                          0.12%
Dominican Republic                 0.02%
Cuba                               0.00%
----------------------------------------

-------------------------------------------------------
Largest Portfolio Positions             % of Net Assets

Florida East Coast Industries, Inc.              18.66%
Florida Rock Industries, Inc.                     7.82%
Consolidated Water Co.                            6.61%
Royal Caribbean Cruises Ltd.                      6.27%
Seaboard Corporation                              5.11%
Watsco Incorporated                               4.66%
The Latin American Equity Fund, Inc.              4.01%
Trailer Bridge Inc.                               3.22%
Garmin Ltd.                                       3.11%
Orthofix International N.V.                       3.09%
-------------------------------------------------------

Daily net asset values and press releases on the Fund are available on the Internet at www.herzfeld.com.

I would like to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow stockholders for their continued support and suggestions.

                                        Sincerely,


                                        /s/ Thomas J. Herzfeld

                                        Thomas J. Herzfeld
                                        Chairman of the Board and President

Schedule of Investments as of December 31, 2004
================================================================================

Shares or Principal Amount                Description               Market Value
--------------------------------------------------------------------------------

Common stocks - 95.40% of net assets

Banking and finance - 3.88%
      7,000   Bancolombia, S.A.                                      $    98,840
     15,920   Banco Latinoamericano de Exportaciones, S.A.               317,445
      3,600   Grupo Financiero Banorte, S.A. de C.V. Series O             22,676
      8,400   Grupo Financiero Inbursa, S.A. de C.V. Series O             15,459

Communications - 11.51%
     11,000   America Movil, S.A. de C.V. Series A                        28,918
     43,800   America Movil, S.A. de C.V. Series L                       115,111
      2,000   America Movil ADR Series L                                 104,700
     11,100   America Telecom, S.A. de C.V. Series A1*                    31,879
      4,100   Atlantic Tele-Network, Inc.                                133,250
     11,100   Carso Global Telecom, S.A. de C.V. Series A1                19,769
      6,000   Garmin Ltd.                                                365,040
        725   Grupo Iusacell, S.A. de C.V. Series V*                       1,570
     16,800   Grupo Radio Centro, S.A. ADR                               113,400
      4,500   Grupo Televisa, S.A. ADR                                   272,250
     12,100   Grupo Televisa, S.A. Series CPO                             36,534
        500   Telefonos de Mexico ADR Series L                            19,160
     11,000   Telefonos de Mexico, S.A. de C.V. Series A                  21,120
     39,300   Telefonos de Mexico, S.A. de C.V. Series L                  75,462
     18,000   Tricom, S.A. ADR*                                            2,160
     13,900   TV Azteca, S.A. de C.V. Series CPO                           8,818

Conglomerates - 3.09%
      4,900   Alfa, S.A. de C.V. Series A                                 25,061
     39,400   Carlisle Holdings, Inc.*                                   285,256
      3,100   Corporacion Interamericana de Entretenimiento,
                S.A. de C.V. Series B*                                     9,735
      7,000   Desc, S.A. de C.V. Series B*                                 2,010
      3,300   Grupo Carso, S.A. de C.V.                                   17,766
      3,300   U.S. Commercial Corp., S.A. de C.V.*                         1,379
      2,600   Vitro, S.A. Series A                                         2,712
      6,000   Vitro Sociedad Anonima ADR                                  18,180

----------
* Non-income producing

                            See accompanying notes.

================================================================================

Shares or Principal Amount                Description               Market Value
--------------------------------------------------------------------------------

Construction and related - 10.68%
     12,000   Bufete Industrial S.A. ADR*                            $       600
     10,442   Cemex, S.A. de C.V. Series CPO                              76,265
      1,936   Ceramica Carabobo Class A ADR*                               3,604
      4,000   Consorcio ARA, S.A. de C.V.*                                12,023
     15,600   Empresas ICA, Sociedad Controladora, S.A. de C.V.*           6,018
     15,400   Florida Rock Industries, Inc.                              916,762
      1,665   Hylsamex S.A. de C.V. Series B*                              4,976
     22,950   Mastec, Inc.*                                              232,025

Consumer products and related manufacturing - 5.55%
    800,000   Atlas Electricas, S.A.                                      31,400
      4,900   Grupo Casa Saba, S.A. ADR                                   72,765
     15,500   Watsco Incorporated                                        545,910

Food, beverages and tobacco - 1.56%
      4,800   Coca Cola Femsa, S.A. de C.V. ADR                          114,048
      5,800   Fomento Economico Mexicano, S.A. de C.V. Series UBD         30,462
      7,300   Grupo Bimbo, S.A. de C.V. Series A                          18,445
      7,300   Grupo Modelo, S.A. de C.V. Series C                         20,082

Investment companies - 7.47%
     13,904   The Latin American Discovery Fund, Inc.                    254,026
     21,745   The Latin America Equity Fund, Inc.                        470,562
      7,000   The Mexico Fund, Inc.                                      151,480

Leisure - 8.97%
      5,500   Carnival Corp.                                             316,965
     13,500   Royal Caribbean Cruises Ltd.                               734,940

Medical - 3.38%
      3,159   CancerVax Corp.                                             34,275
      9,160   Orthofix International N.V.*                               361,628

Pulp and paper - 0.17%
      5,700   Kimberly-Clark de Mexico, S.A. de C.V. Series A             19,690

----------
* Non-income producing

                            See accompanying notes.

================================================================================

Shares or Principal Amount                Description               Market Value
--------------------------------------------------------------------------------

Railroad and landholdings - 18.66%
     48,500   Florida East Coast Industries, Inc.                    $ 2,187,350

Retail - 0.75%
      3,700   Controladora Comercial Mexicana,
                S.A. de C.V. Series UBC                                    4,166
      1,380   Grupo Elektra, S.A. de C.V.                                 12,816
     20,669   Wal-Mart de Mexico, S.A. de C.V. Series V                   71,029

Trucking and marine freight - 8.79%
     14,800   Grupo TMM, S.A. ADR*                                        54,168
        600   Seaboard Corporation                                       598,800
     39,600   Trailer Bridge, Inc.*                                      376,992

Utilities - 7.75%
     12,000   Caribbean Utilities Ltd. Class A                           134,160
     25,000   Consolidated Water, Inc.                                   774,500

Other - 3.19%
      2,414   Mantex S.A.I.C.A*                                            7,022
     41,337   Margo Caribe, Inc.*                                        349,628
        843   Siderurgica Venezolana Sivensa ADR                           2,660
         75   Siderurgica Venezolana Sivensa Series B                        237
     45,000   Xcelera, Inc.*                                              14,850

Total common stocks (cost $6,836,816)                                $11,182,989

Bonds - 0% of net assets
    165,000   Republic of Cuba - 4.5%, 1977 - in default
                (cost $63,038) (Note 2)*                                      --

Other assets less liabilities - 4.60% of net assets                  $   538,840
                                                                     -----------

Net assets - 100% (a)                                                $11,721,829
                                                                     ===========

----------
* Non-income producing

(a) The cost for federal income tax purposes was $6,899,854. At December 31, 2004, net unrealized gain for all securities based on tax cost was $4,283,136. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess value over tax cost of $5,050,644 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $767,508.

                            See accompanying notes.

Statement of Assets and Liabilities as of December 31, 2004
================================================================================

ASSETS
  Investments in securities, at market value (cost $6,899,854)
     (Notes 2 and 5)                                                            $ 11,182,990
  Cash                                                                               498,808
  Dividends receivable                                                                29,300
  Receivable for investments sold                                                     29,949
  Other assets                                                                        33,249
                                                                                ------------

    TOTAL ASSETS                                                                $ 11,774,296
                                                                                ------------
LIABILITIES

  Accrued investment advisor fee (Note 3)                        $     36,987
  Other payables                                                       15,480
                                                                 ------------

    TOTAL LIABILITIES                                                                 52,467
                                                                                ------------

NET ASSETS (Equivalent to $6.99 per share
 based on 1,677,636 shares outstanding)                                         $ 11,721,829
                                                                                ============
Net assets consist of the following:
  Common stock, $.001 par value; 100,000,000
    shares authorized; 1,677,636 shares issued
    and outstanding                                                             $      1,678
  Additional paid-in capital                                                       8,362,502
  Accumulated net investment loss (Note 5)                                        (1,301,069)
  Accumulated net realized gain on investments (Note 5)                              375,582
  Net unrealized gain on investments (Notes 4 and 5)                               4,283,136
                                                                                ------------

    TOTAL                                                                       $ 11,721,829
                                                                                ============

                            See accompanying notes.

Statement of Operations
Year Ended December 31, 2004
================================================================================

INVESTMENT INCOME
  Dividends                                                   $   101,343

EXPENSES
  Investment advisor fees (Note 3)               $   69,314
  Custodian fees                                     27,000
  Professional fees                                  22,540
  Insurance                                          13,395
  Transfer agent fees                                 8,750
  Listing fees                                        7,500
  Director fees                                       3,900
  Printing                                            4,724
  Postage                                             4,033
  CCO Expense                                         2,725
  Miscellaneous                                       1,300
                                                -----------
    Total investment expenses                                     165,181
                                                              -----------

    INVESTMENT LOSS - NET                                     ($   63,838)

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on investments and foreign
   currency (Note 5)                                646,615
  Change in unrealized gain on investments and
   foreign currency (Note 4)                      2,029,890
                                                -----------

    NET GAIN ON INVESTMENTS                                     2,676,505
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                             $ 2,612,667
                                                              ===========

                            See accompanying notes.

Statements of Changes in Net Assets
================================================================================

                                                 Six Months
                                                    Ended         Year Ended
                                                  12/31/04         6/30/04
                                                 (unaudited)
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment loss                           ($    63,838)   ($   115,085)
  Net realized gain on investments and
    foreign currency                                 646,615         358,431
  Change in unrealized gain on investments
    and foreign currency                           2,029,890       2,239,812
                                                ------------    ------------
    Net increase in net assets resulting from
      operations                                   2,612,667       2,483,158

NET INCREASE IN NET ASSETS                      $  2,612,667    $  2,483,158

NET ASSETS:
  Beginning of year                             $  9,109,162    $  6,626,004
                                                ------------    ------------

  End of year                                   $ 11,721,829    $  9,109,162
                                                ============    ============

                            See accompanying notes.

Financial Highlights
================================================================================

                                                                 Six Months Ended                 Year Ended June 30
                                                                    12/31/04        --------------------------------------------
                                                                   (unaudited)        2004        2003        2002       2001
                                                                   -----------        ----        ----        ----       ----
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each time period indicated)
Net asset value, beginning of year                                   $  5.43        $  3.95     $  3.92     $  5.15     $  5.02
                                                                     -------        -------     -------     -------     -------
Operations:
  Net investment loss(1)                                               (0.03)         (0.07)      (0.11)      (0.10)      (0.07)
  Net realized and unrealized gain (loss) on investment
    transactions(1)                                                     1.59           1.55        0.22       (0.98)       0.20
                                                                     -------        -------     -------     -------     -------
    Total from operations                                               1.56           1.48        0.11       (1.08)       0.13
                                                                     -------        -------     -------     -------     -------

Distributions:
  From net investment income                                              --             --          --       (0.10)         --
  From net realized gains                                                 --             --       (0.08)      (0.05)         --
                                                                                                -------     -------
    Total distributions                                                   --             --       (0.08)      (0.15)         --
                                                                                                -------     -------

Net asset value, end of year                                         $  6.99        $  5.43     $  3.95     $  3.92     $  5.15
                                                                     -------        -------     -------     -------     -------

Per share market value, end of year                                  $  6.00        $  4.87     $  3.49     $  3.48     $  4.20
                                                                     -------        -------     -------     -------     -------

Total investment return (loss) based on
  market value per share                                               46.41%(2)      39.54%       2.70%     (13.45%)    (17.04%)
                                                                     -------        -------     -------     -------     -------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                                   $11,722        $ 9,109     $ 6,626     $ 6,568     $ 8,643
                                                                     -------        -------     -------     -------     -------

Ratio of expenses to average net assets                                 3.40%(2)       3.67%       4.46%       3.77%       3.11%
                                                                     -------        -------     -------     -------     -------

Ratio of net investment loss
  to average net assets                                                (1.31%)(2)     (1.39%)     (3.15%)     (2.45%)     (1.33%)
                                                                     -------        -------     -------     -------     -------

Portfolio turnover rate                                                   14%            23%          3%         18%         27%
                                                                     -------        -------     -------     -------     -------

(1) Computed by dividing the respective period's amounts from the Statement of Operations by the average outstanding shares for each time period presented.

(2) This ratio has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.

                            See accompanying notes.

Notes to Financial Statements
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters

The Herzfeld Caribbean Basin Fund, Inc. (the Fund) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January, 1994. The Fund is listed on the NASDAQ SmallCap Market and trades under the symbol "CUBA".

The Fund's investment policy is to invest at least 80% of its assets in investments that are economically tied to Caribbean Basin Countries. The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At December 31, 2004, the Fund had foreign investments in companies operating principally in Mexico and the Cayman Islands, representing approximately 12.64% and 7.75% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is Investors Bank & Trust Company, based in Boston, Massachusetts.

Security Valuation

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market or SmallCap market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Notes to Financial Statements
================================================================================

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund's practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund's policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. For the six months ended December 31, 2004, no distributions were declared or paid to stockholders.

Notes to Financial Statements
================================================================================

NOTE 2. NON-MARKETABLE SECURITY OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995. As of December 31, 2004, the position was valued at $0 by the Board of Directors, which approximates the bonds' fair value.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the "Advisor"), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average daily net assets. Total fees for the six months ended December 31, 2004 amounted to $69,314.

During the six months ended December 31, 2004, the Fund paid $5,791 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2004, purchases and sales of investment securities were $1,336,394 and $1,902,247, respectively.

At December 31, 2004, the Fund's investment portfolio had gross unrealized gains of $5,050,644 and gross unrealized losses of $767,508, resulting in a net unrealized gain of $4,283,136 for both financial statement and income tax purposes.

NOTE 5. INCOME TAX INFORMATION

The cost of securities owned for financial statement purposes equals the cost basis for income tax purposes.

The income tax basis of distributive earnings as of December 31, 2004, include $1,301,069 of accumulated net investment loss, $375,582 of accumulated net realized gain on investments and $4,283,136 of net unrealized gain on investments.

For the six months ended December 31, 2004, the Fund had net realized gains of $646,615, which could, if unchanged, utilize the remaining capital loss carryforward of $605,664 in the current fiscal year. Any net capital gain in excess of the capital loss carryforward, which expires in the tax year ended June 30, 2008, are anticipated to be distributed in accordance with Sub-chapter M of the Internal Revenue Code.

Results of November 18, 2004 Stockholder Meeting
================================================================================

The annual meeting of stockholders of the Fund was held on November 18, 2004. At the meeting one nominee for Director was elected as follows:

                                             Votes for    Votes withheld
                                        -----------------------------------
             Ann S. Lieff                    1,291,666        69,234

The terms of office as directors of Thomas J. Herzfeld, Michael A. Rubin, and Albert L. Weintraub continued after the meeting.

Privacy Policy
================================================================================

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you.
We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Proxy Voting Policies and Procedures
================================================================================

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2003 to June 30, 2004, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC's website at www.sec.gov.

Quarterly Portfolio Reports
================================================================================

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund's website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Officers and Directors
================================================================================

Officers

THOMAS J. HERZFELD
  Director, Chairman of the Board, President and Portfolio Manager

CECILIA GONDOR
  Secretary, Treasurer, Chief Compliance Officer

Independent Directors

ANN S. LIEFF
  Director

MICHAEL A. RUBIN
  Director

ALBERT L. WEINTRAUB
  Director

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, FL 33116

ITEM 2.  CODE OF ETHICS

(a)   Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable as schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits
      99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits
      99.906 Cert.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: February 28, 2005

By:  /s/ Cecilia L. Gondor
     -------------------------
     Cecilia L. Gondor
     Secretary and Treasurer
     (Principal Financial Officer)

Date: February 28, 2005